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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                              FEBRUARY 21, 1997
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              Date of Report (Date of earliest event reported)



                                CATALYTICA, INC.
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             (Exact name of Registrant as specified in its charter)



         Delaware                        000-20966               94-2262240
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)

                             430 Ferguson Drive
                      Mountain View, California  94043
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                  (Address of principal executive offices)



                                (415) 960-3000
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              (Registrant's telephone number, including area code)


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Item 5.  OTHER EVENTS

         In response to recent trading activity in the Company's Common Stock, the Company has attached a copy of its news release dated February 5, 1997 herewith (the "News Release"). As stated in the News Release, the completion of the acquisition described therein (the "Acquisition") is subject to a number of risks and uncertainties, including the following: (i) completion of the negotiation of definitive documents, including an asset purchase agreement and long term supply contracts for chemical, final dosage and sterile products; (ii) completion of the due diligence review by the Company and its equity and debt financing sources; (iii) completion of the negotiation of the terms of the substantial equity and debt financings required to consummate the Acquisition; and (iv) receipt of certain regulatory approvals and consents, including stockholder approval. Terms of the equity financing are expected to be structured to reflect the valuation of the Company's businesses prior to the announcement of the Acquisition. Terms of the debt financing are expected to be structured to reflect anticipated payments under the supply contracts. Further, as stated in the News Release, if the Acquisition is completed, Catalytica's future operation of the facility involves additional risks and uncertainties.

         This document and the News Release contain forward looking statements regarding the Acquisition and the future performance of Catalytica, both of which are subject to a number of risks and uncertainties including, the risks and uncertainties stated above and the risks and uncertainties stated in the News Release. Investors are encouraged to review the News Release attached as
Exhibit 99.1 hereto, and Catalytica's Form 10-K for the year ended December 31, 1995 (Part II, Item 7) and Form 10-Q for the periods ended March 31, 1996, June 30, 1996, and September 30, 1996 for a more complete discussion of factors that could affect Catalytica's future performance.

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             99.1  The Company's News Release Dated February 5, 1997.


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                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CATALYTICA, INC.


Dated:  February 21, 1997         By: /s/ LAWRENCE W. BRISCOE
                                      -----------------------------------
                                          Name:   Lawrence W. Briscoe
                                          Title:  Vice President Finance and
                                                  Administration and Chief
                                                  Financial Officer

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                                 EXHIBIT INDEX


  Exhibit                         Description
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   99.1         THE COMPANY'S NEWS RELEASE DATED FEBRUARY 5, 1997.



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